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                            HOTCHKIS AND WILEY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 1, 1997

SECURITIES AND TECHNIQUES USED BY THE FUNDS

DOLLARS ROLLS. The Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (collectively, the "Fixed-Income Funds") and the Balanced Income Fund may use dollar rolls as part of their investment strategy. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same type and coupon) on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specified type of dollar roll for which there is an offsetting cash position or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction.

The Balanced Income Fund and the Fixed-Income Funds will establish a segregated account with the Custodian in which they will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to their obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. If the buyer of the securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are speculative techniques involving leverage and are considered borrowings by the Funds, subject to their limitations on borrowings.

PREFERRED STOCK. The Fixed-Income Funds may invest in preferred stock of issuers whose assets consist of mortgage-backed securities of U.S. Government agencies.

ORGANIZATION AND MANAGEMENT

PORTFOLIO MANAGERS

Effective May 1997, the portfolio manager for the Small Cap Fund is Jim Miles. His biography is on page 28 of the Prospectus.

Effective May 1997, John Queen is a co-portfolio manager for the Fixed-Income Funds. Mr. Queen joined the Advisor as Vice President -- Fixed Income in 1997. Prior to joining the Advisor, Mr. Queen was associated with The Capital Group, Los Angeles, as a member of an analyst team responsible for $8 billion in fixed-income assets.

                                                                     May 8, 1997